                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           POWER-ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                                POWER-ONE, INC.
                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Power-One, Inc. which will be held at the Radisson Hotel, located at 30100 Agoura Road, Agoura Hills, California on Tuesday, May 4, 1999, at 10:00 a.m. (local time).

    At the Annual Meeting, holders of common stock will elect one Class II Director. In addition, we will ask all stockholders to approve our Amended and Restated 1996 Stock Incentive Plan and to ratify the appointment of Deloitte & Touche LLP as our independent accountants for the 1999 fiscal year. The attached Proxy Statement contains information about these matters.

    Whether or not you plan to attend, please promptly execute and return your proxy card to assure that your shares are represented at the meeting.

    I hope you will be able to attend the Annual Meeting and look forward to seeing you on May 4, 1999.

                                          Sincerely,

                                          /s/ Steven J. Goldman

                                          Steven J. Goldman
                                          CHAIRMAN OF THE BOARD, CHIEF
                                          EXECUTIVE OFFICER AND PRESIDENT

April 6, 1999

                                     [LOGO]

                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 1999

                            ------------------------

    Power-One, Inc. will hold its Annual Meeting of Stockholders on Tuesday, May 4, 1999 at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California at 10:00 a.m. local time for the following purposes:

    1.  To elect one Class II Director for a three year term;

    2.  To approve our Amended and Restated 1996 Stock Incentive Plan;

    3. To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the 1999 fiscal year; and

    4.  To transact such other business as may properly come before the meeting.

    Only stockholders who owned stock at the close of business on March 25, 1999 can vote at this meeting or any adjournments that may take place. Even though you may presently plan to attend the meeting, we ask that you sign and date the enclosed proxy card, and return it without delay in the enclosed postage-paid envelope. If you are present at the Annual Meeting, we ask that you withdraw your proxy card and vote in person on each matter properly brought before the Annual Meeting.

    Please sign, date and mail the enclosed proxy card promptly in the enclosed envelope so that your shares of stock may be present at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Eddie K. Schnopp

                                          Eddie K. Schnopp
                                          SECRETARY

April 6, 1999

                                     [LOGO]

                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

                            ------------------------

                                PROXY STATEMENT

                                    GENERAL

    Power-One, Inc.'s Board of Directors is soliciting the enclosed proxy for use at its Annual Meeting of Stockholders to be held on Tuesday, May 4, 1999 at the Radisson Hotel in Agoura Hills, California at 10:00 a.m. local time and at any adjournment thereof.

    We will vote all valid and properly executed proxies that we receive before the Annual Meeting in accordance with the instructions specified in the proxy. If proxies do not give any instructions, we will vote shares FOR: (1) the election of the named nominee for director, (2) ratification of Deloitte & Touche, LLP's appointment as independent accountants; and (3) approval of our Amended and Restated 1996 Stock Incentive Plan.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering a written notice of revocation to our corporate Secretary or attending the meeting and withdrawing your proxy.

    We will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the stock such brokers and nominees hold of record. We will reimburse such persons for their reasonable forwarding expenses. Our directors, officers and regular employees, without extra compensation, may solicit proxies personally, by telephone, by mail or by other means of communication.

                               VOTING SECURITIES

    Each share of common stock has one vote on all matters submitted to our stockholders at the Annual Meeting. Stockholders of record at the close of business on March 25, 1999 are entitled to vote at the Annual Meeting. On March 25, 1999, our issued and outstanding voting securities consisted of 17,100,107 shares of common stock.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the meeting. Assuming such a quorum is present, the affirmative votes of a majority of votes cast is necessary to approve the proposals presented to our stockholders at the Annual Meeting.

    The inspector of elections that we appoint will count all votes cast in person or by proxy at the Annual Meeting. We will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum, but not as votes cast to determine the approval of any matter submitted to a vote of the stockholders.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS

    The nominee proposed for election as a Class II Director is Dr. Hanspeter Brandli who is currently serving as a director. Dr. Brandli will serve until the annual meeting of stockholders in 2002 or until his successor is elected and qualified.

    Proxies in the enclosed form will be voted, unless authority is withheld, for Dr. Brandli. Dr. Brandli has indicated his willingness to serve if elected, but if Dr. Brandli should become unable to serve, we will vote the proxies solicited hereby for the election of such other person as our directors shall select. Background information on Dr. Brandli appears below.

                   NOMINEE FOR ELECTION AS CLASS II DIRECTOR

NAME OF NOMINEE                           AGE(1)              PRINCIPAL OCCUPATION              CLASS     FIRST YEAR ELECTED
--------------------------------------  -----------  --------------------------------------     -----     -------------------
Dr. Hanspeter Brandli.................          60   Chairman of the Board of Danzas                 II             1998
                                                     Holding Ltd.

    DR. HANSPETER BRANDLI. Dr. Brandli, who became a director in 1998, is Chairman of the Board of Danzas Holding Ltd. Since 1993, Dr. Brandli has owned and operated HPB Management Services, a management services company. He received a Diploma in physics in 1963 from the Federal Institute of Technology (ETH) in Zurich, Switzerland and a Ph.D. in physics from the University of Berne/Switzerland in 1968. Dr. Brandli is also President of the Board of Directors of Melcher Ltd., Uster, Domenic Melcher Ltd., Uster, Melcher Holding Ltd., Cham, and Melcher Produktion Ltd., Cham, which are all subsidiaries of the Company's subsidiary, Melcher Holding AG.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR LISTED ABOVE. WE WILL VOTE PROXIES RECEIVED BY US IN FAVOR OF THE ABOVE NOMINEE UNLESS A CONTRARY CHOICE IS INDICATED.

                           CLASS I AND III DIRECTORS

    The following directors are currently directors of the Company, and their terms have not expired. We expect these directors to continue to serve until their terms expire. We will put the Class III and Class I directors up for re-election at the Annual Meeting in 2000 and 2001, respectively.

NAME OF DIRECTOR                          AGE(2)              PRINCIPAL OCCUPATION              CLASS     FIRST YEAR ELECTED
--------------------------------------  -----------  --------------------------------------     -----     -------------------
Jon E.M. Jacoby.......................          61   Director and Executive Vice President          III             1995
                                                     of Stephens Group, Inc.

Steven J. Goldman.....................          41   Chairman of the Board, Chief Executive           I             1988
                                                     Officer and President of Power-One,
                                                     Inc.

Albert Y.C. Yu........................          58   Senior Vice President, Intel                     I             1997
                                                     Corporation

    JON E.M. JACOBY. Mr. Jacoby is a director and an Executive Vice President of Stephens Group, Inc. Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an affiliate of Stephens Group, Inc., where he has been employed since 1963. He received his B.S. degree from the University of Notre Dame and his M.B.A. from Harvard Business School. He is a director of Delta & Pine Land Company and Beverly Enterprises, Inc.

    STEVEN J. GOLDMAN. Mr. Goldman, who joined the Company in 1982, became our President and Chief Executive Officer in 1990 and was named Chairman of the Board in February 1997. He received his B.S. degree in electrical engineering from the University of Bridgeport and his M.B.A. degree from Pepperdine University's Executive program. Mr. Goldman is a contributing member and co-membership chairman of the San Fernando Valley Chapter of the Young President's Organization.

    DR. ALBERT Y.C. YU. Dr. Yu, who became a director in October 1997, is a Senior Vice President of Intel Corporation. In his twenty-two years with Intel, Dr. Yu has held a number of senior management positions in manufacturing, technology development, product planning and general management. Before joining Intel, Dr. Yu was Director of Device Physics at Fairchild Semiconductor. Dr. Yu received his Ph.D. and M.S. from Stanford University and his B.S. from California Institute of Technology, all in Electrical Engineering.

                            DIRECTORS' COMPENSATION

    In consideration for acting as a director of the Company, we pay each non-employee director $5,000 per year, as well as $3,000 per quarter for all Board of Directors, Compensation Committee and Audit Committee meetings attended. Our non-employee directors have also received, and are expected to continue to receive, options to purchase our common stock.

                          BOARD OF DIRECTORS MEETINGS

    The Board of Directors acted by the unanimous written consent of the board members on four occasions during 1998. The Board of Directors met four times during fiscal 1998. Each director attended all of the total number of meetings of the Board and Committees on which he served.

                                BOARD COMMITTEES

AUDIT COMMITTEE

    Our Audit Committee, comprised of Mr. Jacoby and Dr. Brandli, recommends the engagement of independent public accountants, reviews with the independent public accountants the plans and results of such audit engagement, approves professional services provided by the independent public accountants, reviews independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met two times in fiscal 1998 and did not take any action by written consent.

COMPENSATION COMMITTEE

    Our Compensation Committee, comprised of Mr. Jacoby and Dr. Brandli, determines compensation of our executive officers and administers our 1996 Stock Incentive Plan, as amended. The Compensation Committee has also established a plan setting forth the criteria for bonuses, which is summarized in the "Compensation Committee Report." The Compensation Committee met one time in fiscal 1998 and took action by written consent two times.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of our outstanding common stock as of March 15, 1999 by (1) persons or entities who beneficially own more than 5% of our outstanding common stock and (2) each of our directors and executive officers, individually and together as a group:

                                                                                        SHARES
                                                                                      BENEFICIALLY  PERCENTAGE OF ALL
                                                                                         OWNED        COMMON STOCK
NAME OF BENEFICIAL OWNER(1)                                                            NUMBER(2)       OUTSTANDING
------------------------------------------------------------------------------------  -----------  -------------------

Stephens Group, Inc.(3).............................................................   3,704,050             21.7%

Steven J. Goldman(4)................................................................   1,835,847             10.7

Eddie K. Schnopp(5).................................................................     408,684              2.4

Dennis R. Roark.....................................................................     528,775              3.1

David J. Hage.......................................................................     535,511              3.1

Brad W. Godfrey(6)..................................................................     289,938              1.7

Jon E.M. Jacoby(3)(7)...............................................................   1,447,385              8.5

Albert Y.C. Yu......................................................................      30,300                *

Hanspeter Brandli...................................................................          --               --

All executive officers and directors as a group (8 persons).........................   5,076,440             29.7

------------------------

*   Less than one percent.

(1) The address for each stockholder listed above is c/o the Company, 740 Calle Plano, Camarillo, California 93012, except for Stephens Group, Inc. and Jon E.M. Jacoby, whose address is 111 Center Street, Little Rock, Arkansas 72201.

(2) Gives effect to options exercisable within 60 days of March 15, 1999.

(3) Stephens Group, Inc. has contributed its shares to a voting trust pursuant to which the voting trust has sole voting power over such shares. The voting trust is required to vote such shares "for" or "against" proposals submitted to our stockholders in the same proportion as the votes cast "for" and "against" such proposals by all other stockholders, excluding abstentions. Based on a report on Schedule 13D that the voting trust filed on June 10, 1998, certain shareholders, directors, officers and related entities of Stephens Group, Inc. own an additional 3,717,327 shares, of which 3,089,498 have been contributed to the voting trust. Mr. Jacoby is a director and an officer of Stephens Group, Inc. and its subsidiary, Stephens Inc.

(4) Includes 750 shares owned by Mr. Goldman's wife's mother. Mr. Goldman disclaims beneficial ownership of such shares.

(5) Includes 154,849 shares owned by Ms. Koep, who is married to Mr. Schnopp, and 3,800 shares owned by a trust for the benefit of Mr. Schnopp's children. Mr. Schnopp disclaims beneficial ownership of such shares.

(6) Includes 1,750 shares owned by Mr. Godfrey's brother. Mr. Godfrey disclaims beneficial ownership of such shares.

(7) Includes 52,272 shares owned by J & J Partners, 209,088 shares owned by Jacoby Enterprises, Inc., 143,748 shares owned by Coral Two Corporation and 94,089 shares owned by Coral Partners, which have all been contributed to the voting trust and as to which Mr. Jacoby has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; also includes 23,522 shares owned by Delaware Charter Guarantee & Trust F/B/O Jon E.M. Jacoby Keogh as to which Mr. Jacoby has sole power of disposition and sole power to vote; also includes the following shares as to which Mr. Jacoby disclaims beneficial ownership:
    130,679 shares owned by Warren and Harriet Stephens Children's Trust UID 9/30/87 and 492,289 shares owned by Jackson T. Stephens Grandchildren's Trust AAAA UID 1/26/96, which have been contributed to the voting trust and as to which Mr. Jacoby, as sole trustee, has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; and includes 39,203 shares owned by Grandchild's Trust One UID 12/16/85, 39,203 shares owned by Grandchild's Trust Two UID 12/16/85, 39,203 shares owned by Grandchild's Trust Three UID 12/89, 30,000 shares owned by Susan Stephens Campbell 1995 Trust UID 12/4/95, 30,000 shares owned by Craig D. Campbell, Jr. 1995 Trust UID 12/4/95 and 30,000 shares owned by Elizabeth Chisum Campbell 1995 Trust UID 12/4/95, as to which Mr. Jacoby, as a co-trustee, has shared power to vote and shared power of disposition. Does not include shares owned by Stephens Group, Inc. or other of its related persons or entities, except as mentioned in this footnote.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(*)

    The Compensation Committee consists of Mr. Jacoby and Dr. Brandli, both of whom are independent, non-employee directors. The Compensation Committee determines the compensation levels of our senior officers. The Compensation Committee also administers our stock incentive plan and determines awards to be made under the plan to our officers and all other eligible individuals.

    The Compensation Committee may consider other forms of compensation, both short and long-term, in addition to those described below, designated to link compensation with achieving financial targets.

    BASE SALARY. The Compensation Committee set Mr. Goldman's salary for 1998 and authorized Mr. Goldman to increase our other executive officers' salaries by 4% to 10% in his discretion.

    MANAGEMENT BONUS PLAN. Under the Company's Management Bonus Plan, the Company's executive officers can earn bonuses based on the Company's attaining specified EBITDA objectives during a particular fiscal year. For more information on this bonus plan, please see the description provided in the "Employment Arrangements and Agreements" section of this Proxy Statement under "Management Bonus Plan." Our executive officers did not earn any bonuses under the Management Bonus Plan in 1998.

    DISCRETIONARY BONUS PLAN. In March 1998, the Compensation Committee adopted a discretionary Executive Incentive Bonus Plan (the "Discretionary Bonus Plan"). Under the Discretionary Bonus Plan, our executive officers can receive, at the sole discretion of the Compensation Committee, a bonus of up to 50% of the executive's base salary, (but total bonus compensation paid under all plans to an executive may not exceed 100% of such executive's base salary). This bonus is based upon the Compensation Committee's determination of an individual's contribution to the Company in conjunction with the Company's (i) significantly exceeding projected earnings per share, (ii) having accelerated sales growth,
(iii) executing acquisitions in an efficient manner, and (iv) achieving such other goals as the Board of Directors or the Compensation Committee may determine. The Compensation Committee did not award our executive officers any bonuses under the Discretionary Bonus Plan in 1998.

------------------------

* This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

    EQUITY BASED COMPENSATION. The Compensation Committee will provide long-term incentives linked to an increase in stock value by awarding, in amounts, to persons, and at times it believes appropriate, stock options at the fair market value on the date of grant. Outstanding stock options of our executive officers, which were granted in 1996 and 1998, are exercisable in various increments on the third through seventh anniversaries of the date of grant, but such options may be exercisable on earlier dates if we meet certain financial goals. In 1997, we reached these financial targets, and 20% of each officer's outstanding options became exercisable. For a description of options that the Compensation Committee granted our executive officers in 1998, see the section in this proxy statement entitled "Employment Agreements and Arrangements--Option Grants in Last Fiscal Year." For a detailed discussion of our stock incentive plan, please see the discussion in the "Employment Agreements and Arrangements" section of this proxy.

    REPORT ON REPRICING OF OPTIONS. To realign the exercise price of outstanding stock options more closely with the market price of our common stock, our Compensation Committee on October 23, 1998 authorized an amendment to reduce the exercise price of these options. Messrs. Schnopp, Roark, Godfrey and Hage participated in this repricing with respect to options that the Compensation Committee awarded them on June 16, 1998. For more information, see the table captioned "Ten-Year Option/SAR Repricing" in the section of this proxy statement entitled "Employment Agreement and Arrangements." The Board's action did not affect the vesting schedule and expiration dates of these options. Any employee who chose to have his or her option amended, agreed, however, not to exercise the amended option until November 6, 1999 except in very limited circumstances, and the shares subject to the option were reduced by ten percent. The Compensation Committee and the Board believe that stock options only work as an incentive to employees, including senior executives, if the exercise prices are not materially in excess of the market price of our common stock. Consequently, the Compensation Committee repriced these options in order to reflect more accurately the market value of our common stock, determined by referring to the closing price of the stock as reported by the Nasdaq Stock Market on October 23, 1998, the date of the repricing.

    THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code does not permit us to deduct cash compensation in excess of $1 million paid to the chief executive officer and the four highest compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe that our stock incentive plans (as previously described) comply with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to deduct fully compensation paid to executives under this plan.

                                          THE COMPENSATION COMMITTEE

                                          JON E.M. JACOBY
                                          DR. HANSPETER BRANDLI

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

    The following table provides information regarding all compensation paid to or earned by our Chief Executive Officer and the four other most highly compensated executive officers (together, the "Named Executive Officers") for our last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                                                 ------------------
                                                                                     SECURITIES
                                                     ANNUAL COMPENSATION         UNDERLYING OPTIONS
                                              ---------------------------------     TO PURCHASE         ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR       SALARY      BONUS        COMMON STOCK     COMPENSATION(1)
--------------------------------------------  ---------  ----------  ----------  ------------------  ----------------
Steven J. Goldman...........................       1998  $  313,008          --          65,000             *
  President and Chief Executive                    1997  $  302,536  $  189,785                       $    3,659,541
  Officer                                          1996  $  302,536  $  189,085          82,000             *

Eddie K. Schnopp............................       1998  $  135,725          --          75,000(3)(4)        *
  Senior Vice President--Finance,                  1997  $  130,104  $   81,619              --       $      468,650
  Chief Financial Officer                          1996  $  110,084  $   81,315          45,000       $       11,641
  and Secretary

Dennis R. Roark.............................       1998  $  158,612          --          40,000(3)          *
  Executive Vice President and                     1997  $  146,692  $   92,023              --       $      925,349
  Chief Technology Officer                         1996  $  141,024  $   91,682          55,000             *

David J. Hage...............................       1998  $  140,158          --          40,000(3)          *
  Senior Vice President--Sales                     1997  $  132,548  $   90,789              --       $      922,752
  and Marketing                                    1996  $  125,008  $   95,473          55,000             *

Brad W. Godfrey.............................       1998  $  115,327          --          40,000(3)    $       40,149(2)
  Senior Vice President--                          1997  $  114,109  $   62,700              --       $      500,922
  Worldwide Manufacturing                          1996  $  107,640  $   62,700          45,000       $       36,013

------------------------

*   Less than $50,000 or 10% of the total salary and bonus for said year.

(1) These figures for 1997 include the following payments of cash and stock (based on the stock price on the date of issuance) pursuant to the terms of employment and compensation agreements that provided for such payment upon, among other things, an initial public offering: for Mr. Goldman, $3,385,379 in cash and $254,800 of stock; Mr. Schnopp, $365,673 in cash and $91,406 of stock; Mr. Roark, $813,906 in cash and $100,590 in stock; Mr. Hage, $685,159 in cash and $228,368 in stock; and for Mr. Godfrey, $356,531 in cash and $100,548 of stock.

(2) Includes car allowance of $7,584, 401K matching contribution of 4,500 and living expenses of $31,065.

(3) Reduced by 10% to 36,000 in connection with our October 1998 option repricing.

(4) Includes 35,000 shares underlying options granted in 1998 to Ms. Koep, who is married to Mr. Schnopp. Shares underlying options granted to Ms. Koep in 1998 were reduced by 10% to 31,500 in connection with the repricing. Mr. Schnopp disclaims beneficial ownership of such shares.

                     EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

EMPLOYMENT CONTRACTS

    We are not currently a party to any employment agreements with our executive officers.

STOCK OPTION PLAN

    GENERAL; PURPOSE. Our Amended and Restated 1996 Stock Incentive Plan (the "Plan") provides a means to attract, motivate, retain and reward key employees of the Company and its subsidiaries and promote our success. The following briefly summarizes the Plan, as modified by amendments to the Plan that our Board of Directors approved in 1998 and January of 1999. This summary is qualified in all respects by the text of the Plan, which is attached as an exhibit.

    NUMBER OF SHARES. The number of shares of common stock that may be subject to outstanding grants and awards under the Plan is 2,000,000 shares plus 20% of any increase in outstanding shares that occurs beginning on December 31, 1997 (as measured on each December 31). The maximum number of shares that may be subject to all awards granted to any individual in any calendar year is limited to 500,000 shares.

    ADMINISTRATION. Our Compensation Committee administers the Plan. Among other things, it is responsible to interpret the Plan and award our officers and key employees with options, stock appreciation rights, shares of restricted stock, performance shares and other awards valued by reference to our common stock. In deciding whether or not to grant these awards, the Compensation Committee considers our performance and the individual's performance and any other factors that it deems appropriate. To date, the Compensation Committee has awarded only non-qualified stock options under the Plan.

    TRANSFERABILITY. Generally speaking, options may be (i) transferred only by will or the laws of descent and distribution, (ii) exercised only by the holder and (iii) paid only to the holder or its beneficiary or representatives. The Compensation Committee may, however, establish exceptions to these rules, subject to applicable law.

    PAYMENT. Option holders may pay the exercise price in cash, common stock or a combination of the two. We utilize the cash that we receive when options are exercised as general funds, and we restore common stock we receive to the status of authorized but unissued shares.

    TERMS AND EXERCISE PERIOD OF OPTIONS. The Compensation Committee determines the term of options, which cannot exceed ten years. Although the Plan does not provide for a minimum vesting period, post-termination exercise period or pricing requirement, the Committee commonly imposes such restrictions. Options are typically exercisable during an optionee's employment, and those that have vested remain exercisable for 90 days after an optionee's employment is terminated (180 days when the optionee becomes disabled or dies). The Compensation Committee can accelerate the vesting of options and extend the exercisability periods.

    NON-EMPLOYEE DIRECTORS. Each director who is not an employee and is a citizen and resident of the United States (a "Non-Employee Director") is automatically granted options to purchase 40,000 shares of common stock upon becoming a director. At the close of trading on the day of the annual stockholders meeting four years after the initial grant, each Non-Employee Director is automatically granted options to purchase 10,000 shares of common stock. All grants are at an exercise price equal to the market price of the common stock on the grant date. All Non-Employee Director options have a 10-year term and vest in equal annual installments over a four-year period beginning on the first anniversary of the grant date. If a Non-Employee Director's services are terminated for any reason other than the director's death, disability or retirement, any portion of stock options held by such director that are exercisable will remain exercisable for three months after such termination of services or until the term of the option expires, whichever occurs first. If the Non-Employee Director dies, becomes disabled or retires, stock options held by such director will become exercisable immediately and remain exercisable for one year after the date of such termination of services or until the term of the option expires, whichever occurs first.

    NON-CITIZEN NON-EMPLOYEE DIRECTORS. Option grants to directors who are not employees and are not citizens or residents of the United States ("Non-Citizen Non-Employee Directors") are not automatic. The Compensation Committee may grant the same options to Non-Citizen Non-Employee Directors as it grants to Non-Employee Directors, or the Compensation Committee or Board of Directors may authorize one of our subsidiaries to grant Non-Citizen Non-Employee Directors options on substantially similar terms as options granted to Non-Employee Directors. In September 1998 in connection with our acquisition of Melcher Holding AG, Melcher granted Dr. Brandli an option to purchase 40,000 shares of our common stock. The option granted to Dr. Brandli, as amended, vests 25% per year beginning on the first anniversary of the grant date and has an exercise price of $7.00 per share, the market price of our common stock on the grant date.

    TERMINATION, AMENDMENT AND ADJUSTMENT. The Compensation Committee or the Board of Directors may terminate the Plan at any time. In addition, the Compensation Committee or the Board may amend the Plan from time to time, without approval of the Company's Stockholders, unless any law, agreement or Nasdaq rule requires stockholder approval. The Plan does not permit the Compensation Committee or the Board to grant any options after February 22, 2006, but options granted previously may thereafter be amended consistent with the terms of the Plan.

    CHANGE IN CONTROL. When a Change in Control Event (as defined in the Plan) occurs, vesting accelerates, and the number and the terms of an option (E.G., number and type of shares and exercise price) may be adjusted to prevent dilution or enlargement of rights under options.

    MISCELLANEOUS. The Compensation Committee may amend individual awards in any manner consistent with the Plan, including amendments that effectively reprice options without changing other terms. The Plan requires, however, that an option holder consent to any amendments that adversely affect his or her option. The Plan is not exclusive and does not limit the Board's or Compensation Committee's authority to grant other awards, in stock or cash, or to authorize other compensation, under any other Plan or authority.

MANAGEMENT BONUS PLAN

    Under our Management Bonus Plan, which covers certain key employees, the Named Executive Officers can earn bonuses of up to 62.5% of their salaries, except that Mr. Hage can earn a bonus of up to $100,000 under this plan and the sales bonus plan described below and Mr. Godfrey's bonus cannot exceed 50% of his salary. Bonuses are based on actual EBITDA realized by the Company during any fiscal year as a percentage of planned EBITDA. Mr. Hage, who is Senior Vice President--Sales and Marketing, also participates in the Company's sales bonus plan. Bonuses under the sales bonus plan are based on increases in net sales over the prior year.

DISCRETIONARY BONUS PLAN

    Under the Discretionary Bonus Plan, our executive officers can receive, at the sole discretion of the Compensation Committee, a bonus of up to 50% of the executive's base salary (provided that total bonus compensation paid under all plans to an executive may not exceed 100% of such executive's base salary). This bonus is based upon the Compensation Committee's determination of an individual's contribution to the Company in conjunction with the Company's (i) significantly exceeding projected earnings per share, (ii) having accelerated sales growth, (iii) executing acquisitions in an efficient manner, and (iv) achieving such other goals as the Board of Directors or the Compensation Committee may determine.

401(K) SAVINGS AND THRIFT PLAN

    We have a defined contribution 401(k) plan that covers substantially all full-time Camarillo employees who have been employed during an open enrollment period. The 401(k) plan allows all such employees to defer amounts up to the statutory limit each year. We have a discretionary matching program under which, in 1998, we matched 50% of the first 3% and 25% of the next 3% of employee contributions.

EMPLOYEE STOCK PURCHASE PLAN

    Effective January 1, 1998, we adopted the Employee Stock Purchase Plan (the "Purchase Plan"), which is designed to furnish eligible employees an incentive to advance our best interests by providing a formal program whereby they may voluntarily purchase shares of our common stock at a favorable price and upon favorable terms. Generally speaking, all employees who work in the United States and are scheduled to work an average of at least 20 hours per week are eligible to participate in the Purchase Plan.

    Under the Purchase Plan, employees may designate between two and eight percent of their base compensation to purchase common stock. The exercise price of the common stock is 85% of the fair market value of the common stock at the beginning or end of each six month period, whichever is lower. Generally speaking, participants pay for the common stock through payroll deductions. The Compensation Committee administers the Purchase Plan.

OPTION GRANTS IN 1998

    The following table provides details regarding stock options granted to the Named Executive Officers in 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR
                              INDIVIDUAL GRANTS(1)

                                                                                                     POTENTIAL REALIZABLE
                                       NUMBER OF                                                   VALUE AT ASSUMED ANNUAL
                                      SECURITIES         % OF TOTAL                                  RATES OF STOCK PRICE
                                      UNDERLYING           OPTIONS                                 APPRECIATION FOR OPTION
                                        OPTIONS          GRANTED TO      EXERCISE OR                       TERM(2)
                                        GRANTED         EMPLOYEES IN     BASE PRICE   EXPIRATION   ------------------------
NAME                                    (#)(1)           FISCAL YEAR       ($/SH)        DATE          5%          10%
---------------------------------  -----------------  -----------------  -----------  -----------  ----------  ------------
Steven J. Goldman................      65,000                   5.5%      $   14.00      6/15/08   $  572,294  $  1,450,306
Eddie K. Schnopp.................      75,000(3)(4)             6.3%      $   6.125      6/15/08   $  288,898  $    732,125
Dennis R. Roark..................      40,000(3)                3.4%      $   6.125      6/15/08   $  154,079  $    390,467
David J. Hage....................      40,000(3)                3.4%      $   6.125      6/15/08   $  154,079  $    390,467
Brad W. Godfrey..................      40,000(3)                3.4%      $   6.125      6/15/08   $  154,079  $    390,467

------------------------

(1) The stock options listed above were granted on June 16, 1998 pursuant to our 1996 Stock Incentive Plan. The options become exercisable beginning in the third year after the grant, at a rate of 10% in each year for years three and four, 20% in year five, and 30% in years six and seven (or at an accelerated rate if we meet certain financial goals) as long as the optionee remains an employee of the Company. The maximum term of each option granted is 10 years from the date of grant. The exercise price equals the market value of the stock on the grant date.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise and assume that the options are exercised on the latest possible date. The 5% and 10% assumed annual rates of compounded stock appreciation are pursuant to the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises depend on our future financial performance, overall market conditions and the option holders' continued employment through the vesting period.

(3) The number of shares underlying these options was reduced by 10% to 36,000, and the exercise price of the options was reduced from $14.00 per share to $6.125 per share, in connection with our October 1998 option repricing.

(4) Includes 35,000 shares underlying options granted in 1998 to Ms. Koep, who is married to Mr. Schnopp, which were also reduced by 10% to 31,500 in connection with the repricing. Mr. Schnopp disclaims beneficial ownership of such shares.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END OPTION VALUE

    The following table sets forth information with respect to exercisable and non-exercisable stock options held by the Named Executive Officers at the end of the 1998 fiscal year:

                                                                           NUMBER OF
                                                                           SECURITIES       VALUE OF UNEXERCISED
                                                                       UNDERLYING OPTIONS   IN-THE-MONEY OPTIONS
                                                                          AT FY-END(1)           AT FY-END
                                                                       ------------------  ----------------------
                                         SHARES ACQUIRED     VALUE        EXERCISABLE/          EXERCISABLE/
NAME                                       ON EXERCISE    REALIZED(2)    UNEXERCISABLE        UNEXERCISABLE(3)
---------------------------------------  ---------------  -----------  ------------------  ----------------------
Steven J. Goldman......................             0              0     16,400/130,600       $88,068/$352,272
Eddie K. Schnopp.......................        16,000(4)   $ 126,000      0/131,500(5)           0/$360,217
Dennis R. Roark........................             0              0     11,000/80,000        $59,070/$245,100
David J. Hage..........................             0              0     11,000/80,000        $59,070/$245,100
Brad W. Godfrey........................         9,000      $  74,250        0/72,000             0/$202,140

------------------------

(1) The stock options listed were granted on February 23, 1996 and June 16, 1998 pursuant to our 1996 Stock Incentive Plan. The options become exercisable beginning in the third year after the grant, at a rate of 10% in each year for years three and four, 20% in year five, and 30% in each year for years six and seven as long as the optionee remains an employee of the Company, but such options may be exercisable on earlier dates if we meet certain financial goals. In 1997, we reached these financial goals, and 20% of each of the above officers' outstanding options that were granted on February 23, 1996 became exercisable as of April 1, 1998. The maximum term of each option granted is 10 years from the date of grant. The exercise price of the options granted on February 23, 1996 is $1.00 per share, and the exercise price of the options granted on June 16, 1998 is $14.00 per share for the options held by Mr. Goldman and $6.125 per share for the other Named Executive Officers, all of whom participated in the October 1998 options repricing.

(2) Value realized is equal to the difference between the option exercise price and the fair market value of our common stock at the date of exercise multiplied by the number of options exercised.

(3) This amount represents solely the difference in the market price ($6.37) on the last trading day of the fiscal year, December 24, 1998, of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the value of such options are made or intended.

(4) Includes 7,000 shares acquired pursuant to exercise of options held by Ms. Donna Koep, who is married to Mr. Schnopp. Mr. Schnopp disclaims beneficial ownership of such shares.

(5) Includes 59,500 shares underlying options held by Ms. Koep. Mr. Schnopp disclaims beneficial ownership of these shares.

                         TEN-YEAR OPTION/SAR REPRICING

    The table below sets forth information concerning the repricing on October 23, 1998 of options awarded to the Named Executive Officers on June 16, 1998. See "Compensation Committee Report on Executive Compensation" for further information.

                                                                                                                LENGTH OF
                                                    NUMBER OF       MARKET                                      ORIGINAL
                                                   SECURITIES      VALUE AT      EXERCISE                      OPTION TERM
                                                   UNDERLYING       TIME OF      PRICE AT                     REMAINING AT
                                                    OPTIONS/       REPRICING      TIME OF         NEW            DATE OF
                                                  SARS REPRICED       OR       REPRICING OR    EXERCISE       REPRICING OR
NAME                                    DATE      OR AMENDED(1)    AMENDMENT     AMENDMENT       PRICE          AMENDMENT
------------------------------------  ---------  ---------------  -----------  -------------  -----------  -------------------
Eddie K. Schnopp....................   10/23/98        40,000      $   6.125     $   14.00     $   6.125   9 years, 236 days
Dennis R. Roark.....................   10/23/98        40,000      $   6.125     $   14.00     $   6.125   9 years, 236 days
David J. Hage.......................   10/23/98        40,000      $   6.125     $   14.00     $   6.125   9 years, 236 days
Brad W. Godfrey.....................   10/23/98        40,000      $   6.125     $   14.00     $   6.125   9 years, 236 days

------------------------

(1) The number of shares underlying these options was reduced by 10% to 36,000 in connection with the repricing.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

    The following compares the cumulative total stockholder return on a $100 investment in our common stock with the cumulative total return of a $100 investment in the Russell 2000 Index and the Nasdaq Stock Market, each for the period from September 30, 1997 (the day the common stock commenced trading) through December 31, 1998. The total return on the common stock is measured by dividing the difference between the common stock price at the end and the beginning of the measurement period by the common stock price at the beginning of the measurement period.

    The Russell 2000 Index and the Nasdaq Stock Market are intended to provide a relevant comparison of total annual return in the time period (through December 31, 1998) in which our common stock has been publicly traded.

                                POWER-ONE, INC.
                     COMPARISON OF CUMULATIVE TOTAL RETURN
                   SEPTEMBER 30, 1997 TO DECEMBER 31, 1998(*)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            POWER-ONE   RUSSELL 2000    NASDAQ
9/30/97         100.00        100.00      100.00
10/1/97         129.91        100.19      100.27
10/2/97         128.57        100.69      100.99
10/3/97         129.46        101.26      101.79
10/6/97         140.18        101.74      102.15
10/7/97         135.71        102.19      103.06
10/8/97         136.61        102.17      103.33
10/9/97         132.14        102.36      103.57
10/10/97        133.93        102.47      103.16
10/13/97        135.71        102.51      103.35
10/14/97        133.04        102.24      102.79
10/15/97        133.93        101.97      102.24
10/16/97        132.59        100.74      100.83
10/17/97        133.48         99.00       98.88
10/20/97        132.59        100.01       99.99
10/21/97        134.82        101.13      101.59
10/22/97        137.50        100.98      101.33
10/23/97        135.71         99.02       99.14
10/24/97        135.71         98.61       97.94
10/27/97        125.00         92.58       91.07
10/28/97        137.50         94.73       95.10
10/29/97        133.04         95.82       95.08
10/30/97        130.36         94.46       93.16
10/31/97        133.04         95.47       94.54
11/3/97         130.36         97.17       96.70
11/4/97         130.80         97.46       96.76
11/5/97         135.71         98.00       97.13
11/6/97         131.25         97.58       96.31
11/7/97         132.14         95.90       95.06
11/10/97        133.04         95.94       94.37
11/11/97        133.93         95.51       94.02
11/12/97        131.25         93.31       91.46
11/13/97        124.11         93.29       92.41
11/14/97        120.54         94.40       93.94
11/17/97        123.21         96.00       95.75
11/18/97        124.11         95.22       94.94
11/19/97        125.00         94.90       94.99
11/20/97        125.45         96.01       96.49
11/21/97        123.21         95.86       96.15
11/24/97        125.00         94.27       94.14
11/25/97        125.00         94.07       94.27
11/26/97        117.86         94.35       94.59
11/28/97        116.96         94.73       94.95
12/1/97         116.96         95.67       96.74
12/2/97         112.50         95.30       95.29
12/3/97         108.04         95.59       95.81
12/4/97         109.82         95.83       95.71
12/5/97         104.91         96.53       96.93
12/8/97         103.57         97.40       97.97
12/9/97         107.14         96.55       96.14
12/10/97        109.82         95.37       94.72
12/11/97        108.04         93.58       92.46
12/12/97        107.59         93.13       91.15
12/15/97        108.04         92.72       91.15
12/16/97        105.36         93.72       92.13
12/17/97        102.23         93.97       91.79
12/18/97        100.89         92.62       90.36
12/19/97        100.89         92.55       90.45
12/22/97        100.89         93.18       90.89
12/23/97         99.11         93.00       89.57
12/24/97        100.00         92.78       88.96
12/26/97        100.00         92.88       89.66
12/29/97        100.00         94.02       91.21
12/30/97        100.00         95.63       92.84
12/31/97         98.21         96.30       93.16
1/2/98           98.21         96.19       93.82
1/5/98          101.79         96.31       94.57
1/6/98          101.79         95.43       93.74
1/7/98          101.79         94.70       92.64
1/8/98          101.79         93.81       92.28
1/9/98           92.86         90.99       89.18
1/12/98          92.86         90.54       89.43
1/13/98         100.89         92.20       91.45
1/14/98         109.82         92.97       91.88
1/15/98         108.93         92.93       91.78
1/16/98         109.82         93.92       92.71
1/20/98         116.07         95.04       94.33
1/21/98         113.39         94.73       94.20
1/22/98         113.39         93.91       93.52
1/23/98         110.71         93.61       93.49
1/26/98         101.79         92.77       92.63
1/27/98         107.14         93.11       93.66
1/28/98         107.14         94.44       95.56
1/29/98         112.50         95.19       96.07
1/30/98         110.71         94.76       96.07
2/2/98          110.71         95.73       98.05
2/3/98          109.82         96.47       98.85
2/4/98          114.29         97.36       99.69
2/5/98          112.95         97.85       99.48
2/6/98          109.82         98.17      100.51
2/9/98          114.29         98.56      100.28
2/10/98         114.29         99.42      101.39
2/11/98         110.71         99.60      101.36
2/12/98         112.95         99.69      101.70
2/13/98         112.95        100.10      101.47
2/17/98         112.95         99.86      101.05
2/18/98         112.50        100.19      101.78
2/19/98         112.50        100.09      102.45
2/20/98         113.39        100.04      102.52
2/23/98         113.84        100.54      103.92
2/24/98         117.86        100.11      103.15
2/25/98         116.96        101.03      104.79
2/26/98         120.54        101.71      105.42
2/27/98         123.21        101.77      105.03
3/2/98          117.86        101.70      104.32
3/3/98          114.29        101.90      104.24
3/4/98          110.71        101.83      104.39
3/5/98          108.04        100.66      101.56
3/6/98          111.61        102.18      104.02
3/9/98          109.82        101.61      102.34
3/10/98         110.71        102.38      103.73
3/11/98         109.82        102.93      104.22
3/12/98         109.82        103.07      104.65
3/13/98         109.82        103.29      105.10
3/16/98         108.93        103.95      106.08
3/17/98         107.14        103.81      105.55
3/18/98         106.70        104.05      106.09
3/19/98         112.50        104.51      106.78
3/20/98         110.71        104.50      106.14
3/23/98         114.73        104.44      106.34
3/24/98         121.43        104.94      107.52
3/25/98         116.96        105.14      108.24
3/26/98         119.64        105.29      108.47
3/27/98         116.96        105.14      108.18
3/30/98         119.64        104.94      107.89
3/31/98         121.43        105.92      108.90
4/1/98          118.75        106.86      109.61
4/2/98          120.09        107.19      109.92
4/3/98          121.43        107.04      110.07
4/6/98          121.43        106.18      108.51
4/7/98          120.54        104.70      106.70
4/8/98          120.54        104.74      107.20
4/9/98          118.75        105.78      107.98
4/13/98         121.43        105.67      108.26
4/14/98         117.86        106.84      109.33
4/15/98         120.54        107.34      110.53
4/16/98         117.86        106.74      110.24
4/17/98         113.39        107.31      110.73
4/20/98         100.00        107.71      111.95
4/21/98         100.00        108.28      112.94
4/22/98          97.32        108.22      113.76
4/23/98          92.86        106.86      111.61
4/24/98          94.64        105.84      110.87
4/27/98          95.54        103.23      107.99
4/28/98          90.18        104.12      108.67
4/29/98          89.73        105.10      109.84
4/30/98          89.73        106.41      110.84
5/1/98           89.29        106.86      111.14
5/4/98           89.29        106.97      111.46
5/5/98           86.61        106.15      110.63
5/6/98           83.93        105.63      110.14
5/7/98           86.61        104.88      108.87
5/8/98           86.61        105.66      110.60
5/11/98          86.16        105.09      109.63
5/12/98          84.82        104.92      110.35
5/13/98          83.48        105.21      110.71
5/14/98          84.82        104.79      110.66
5/15/98          84.82        104.10      109.56
5/18/98          82.14        103.04      108.66
5/19/98          82.14        103.75      109.50
5/20/98          79.46        103.24      108.66
5/21/98          71.43        102.95      108.03
5/22/98          71.43        102.02      107.08
5/26/98          70.54        100.28      105.48
5/27/98          69.64         99.22      105.66
5/28/98          70.09        100.44      106.46
5/29/98          70.54        100.62      105.53
6/1/98           68.75         99.42      103.63
6/2/98           69.64         99.09      104.51
6/3/98           58.48         98.97      103.36
6/4/98           55.36         99.54      105.00
6/5/98           55.36        100.09      105.77
6/8/98           55.80        100.56      106.06
6/9/98           58.93        100.64      106.83
6/10/98          63.39         99.40      105.19
6/11/98          59.82         97.91      103.80
6/12/98          57.59         97.31      103.52
6/15/98          56.25         95.60      101.78
6/16/98          56.25         96.60      104.00
6/17/98          58.93         97.85      105.38
6/18/98          57.14         96.91      105.16
6/19/98          58.93         96.62      105.67
6/22/98          58.93         97.32      107.13
6/23/98          57.59         98.59      109.43
6/24/98          57.59         99.45      111.39
6/25/98          63.39         99.19      110.53
6/26/98          64.29         99.22      110.91
6/29/98          64.29        100.00      112.18
6/30/98          67.41        100.79      112.40
7/1/98           71.43        101.33      113.57
7/2/98           67.86        100.99      112.36
7/6/98           68.75        101.36      113.28
7/7/98           69.20        101.15      113.19
7/8/98           67.86        101.36      114.81
7/9/98           64.29        101.36      115.08
7/10/98          64.29        101.02      115.27
7/13/98          62.05        101.09      116.60
7/14/98          66.07        101.24      116.77
7/15/98          68.30        101.80      118.32
7/16/98          67.41        102.16      118.68
7/17/98          62.95        101.88      119.17
7/20/98          64.29        101.78      119.49
7/21/98          67.41        100.51      117.41
7/22/98          66.07         99.36      116.85
7/23/98          64.29         97.47      114.80
7/24/98          62.50         96.64      114.55
7/27/98          59.82         95.45      114.69
7/28/98          57.14         94.21      112.51
7/29/98          52.68         93.91      111.62
7/30/98          55.36         94.64      113.88
7/31/98          51.79         92.49      111.08
8/3/98           50.89         91.08      109.81
8/4/98           53.57         88.50      105.93
8/5/98           54.46         87.85      106.08
8/6/98           53.57         89.60      108.53
8/7/98           54.02         91.62      109.56
8/10/98          54.02         90.71      109.11
8/11/98          50.89         88.27      106.35
8/12/98          56.25         90.02      108.30
8/13/98          54.46         88.98      106.93
8/14/98          55.36         88.76      106.20
8/17/98          54.46         89.01      107.85
8/18/98          54.46         90.63      110.05
8/19/98          53.57         89.43      109.31
8/20/98          50.89         88.52      108.71
8/21/98          50.89         87.18      106.64
8/24/98          55.36         86.75      106.24
8/25/98          54.46         85.88      106.67
8/26/98          53.57         83.83      104.89
8/27/98          50.89         80.67      100.04
8/28/98          50.89         79.00       97.27
8/31/98          49.55         74.47       88.94
9/1/98           50.89         76.70       93.44
9/2/98           53.35         77.71       94.49
9/3/98           50.89         76.31       93.25
9/4/98           52.68         76.48       92.93
9/8/98           52.68         79.75       98.53
9/9/98           51.79         77.72       96.37
9/10/98          50.00         76.01       94.05
9/11/98          50.00         77.92       97.39
9/14/98          50.00         78.82       98.81
9/15/98          51.34         78.83       99.55
9/16/98          50.00         79.29      100.25
9/17/98          50.00         78.29       97.66
9/18/98          48.21         80.04       98.70
9/21/98          48.21         79.91       99.69
9/22/98          48.21         81.14      100.72
9/23/98          47.77         82.85      104.42
9/24/98          47.32         81.59      102.06
9/25/98          45.98         81.31      103.43
9/28/98          46.88         81.09      103.18
9/29/98          50.00         80.60      102.87
9/30/98          52.68         80.12      100.48
10/1/98          46.43         77.13       95.65
10/2/98          51.79         77.06       95.81
10/5/98          50.00         74.21       91.16
10/6/98          47.32         73.28       89.63
10/7/98          42.86         71.00       86.77
10/8/98          42.86         68.37       84.19
10/9/98          41.07         70.16       88.54
10/12/98         42.86         71.75       91.72
10/13/98         42.86         70.59       89.54
10/14/98         44.64         71.61       91.41
10/15/98         50.00         73.78       95.57
10/16/98         50.89         75.55       96.16
10/19/98         46.43         77.66       97.81
10/20/98         48.21         78.95       97.24
10/21/98         50.89         79.31       99.35
10/22/98         53.57         80.74      101.01
10/23/98         43.75         80.88      100.48
10/26/98         39.29         81.99      102.33
10/27/98         43.75         81.86      101.89
10/28/98         41.07         81.85      103.06
10/29/98         41.07         82.52      104.24
10/30/98         40.18         83.33      105.08
11/2/98          41.96         85.24      106.84
11/3/98          41.96         85.40      106.09
11/4/98          44.64         86.59      108.18
11/5/98          44.20         87.43      108.98
11/6/98          45.54         88.21      110.14
11/9/98          46.43         87.79      110.40
11/10/98         46.43         87.45      110.67
11/11/98         46.43         86.70      110.47
11/12/98         44.64         86.42      109.81
11/13/98         46.43         85.80      109.63
11/16/98         46.43         86.03      110.44
11/17/98         45.54         85.81      111.44
11/18/98         44.64         86.40      112.56
11/19/98         44.64         86.90      113.88
11/20/98         44.64         86.88      114.39
11/23/98         43.30         87.73      117.31
11/24/98         42.86         87.39      116.62
11/25/98         42.86         87.99      117.77
11/27/98         42.86         88.60      119.62
11/30/98         41.52         87.64      115.65
12/1/98          42.86         87.86      118.87
12/2/98          42.86         87.59      118.36
12/3/98          44.64         87.04      115.94
12/4/98          46.43         87.78      118.83
12/7/98          44.64         88.40      121.06
12/8/98          43.75         88.47      120.71
12/9/98          44.64         88.57      121.64
12/10/98         43.75         87.37      119.59
12/11/98         45.54         87.12      120.38
12/14/98         44.64         85.48      116.68
12/15/98         44.64         85.84      119.39
12/16/98         44.64         85.90      119.20
12/17/98         44.64         86.77      121.25
12/18/98         45.54         87.57      123.76
12/21/98         44.64         88.54      126.83
12/22/98         46.43         88.19      125.82
12/23/98         45.54         89.20      128.88
12/24/98         45.54         89.37      128.32
12/28/98         44.64         89.97      129.34
12/29/98         45.09         90.43      129.43
12/30/98         44.64         90.77      128.55
12/31/98         50.00         92.98      130.08

------------------------

* This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings of pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 1998, our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that Messrs. Schnopp and Godfrey each inadvertently failed to make a required filing reporting one transaction on a timely basis.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Jacoby, who is a member of the Compensation Committee, serves as an officer of Stephens Group, Inc., our largest stockholder, and Stephens Inc., a financial advisor to us and an affiliate of Stephens Group, Inc. During the fiscal year, we paid Stephens Inc. approximately $785,000 for financial advisory services, which includes fees for assisting us in our acquisition of Melcher Holding AG. Stephens paid approximately two-thirds of this amount to another investment bank. We expect to pay Stephens Inc. for additional financial advisory services that it may perform for us during fiscal 1999. All compensation paid to Stephens Inc. has been on terms that we believe to be fair and reasonable for the services performed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STEPHENS INC. TRANSACTIONS

    See "Compensation Committee Interlocks and Insider Participation" above for a description of transactions in 1998 between the Company and Stephens Inc.

           APPROVAL OF AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

    The Plan, as modified by amendments to the Plan approved by the Board of Directors in 1998 and January of 1999, provides that the number of shares of common stock that may be subject to outstanding grants and awards under the Plan equals 2,000,000 shares plus 20% of any increase in outstanding shares that occurs beginning on December 31, 1997 (as measured on each December 31). The maximum number of shares that may be subject to all awards granted to any individual in any calendar year is limited to 500,000 shares. The terms of the Plan are described above under "Employment Arrangements and Agreements--Stock Option Plan." That description is qualified by reference to the full text of the Plan, which is attached as Exhibit A.

    Approval of the Plan will require the affirmative vote of a majority in voting shares of common stock represented in person or by proxy at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN. PROXIES THAT WE RECEIVE WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN UNLESS A CONTRARY CHOICE IS INDICATED.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit Committee, our Board of Directors has appointed Deloitte & Touche LLP as our independent public accountants for the 1999 fiscal year. Deloitte & Touche LLP has served as our independent public accountants since 1993. Services provided to us and our subsidiaries by Deloitte & Touche LLP in fiscal 1998 included the examination of our financial statements for the fiscal year ended December 27, 1998, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission consultations on various tax matters, and services provided in connection with our acquisitions of Melcher Holding AG and International Power Devices, Inc.

    We expect representatives of Deloitte & Touche LLP to be at the Annual Meeting and to be available to respond to appropriate questions from stockholders. We will give the Deloitte & Touche LLP representatives an opportunity to make a statement if they desire.

    Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for fiscal 1999 will require the affirmative vote of a majority of voting shares of the common stock represented in person or by proxy at the Annual Meeting. If the stockholders do not make such ratification, the Audit Committee and the Board of Directors will reconsider the appointment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 1999. PROXIES THAT WE RECEIVE WILL BE VOTED IN FAVOR OF THE RATIFICATION OF DELOITTE & TOUCHE LLP FOR 1999 UNLESS A CONTRARY CHOICE IS INDICATED.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report for the fiscal year ended December 27, 1998, including financial statements, is being sent to stockholders of record as of the close of business on March 25, 1999 together with this Proxy Statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 27, 1998, as filed with the Securities and Exchange Commission, to any stockholder who submits a written request to our corporate Secretary at our offices, 740 Calle Plano, Camarillo, California 93012.

                             STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal at our 2000 annual meeting of stockholders must deliver the proposal to us at our principal executive offices not later than December 4, 1999 for inclusion in our proxy statement and form of proxy relating to the meeting.

                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action by the stockholders at the Annual Meeting other than those described in this Proxy Statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

                                          For the Board of Directors

                                          /s/ Eddie K. Schnopp

                                          Eddie K. Schnopp
                                          SECRETARY

April 6, 1999

                                 POWER-ONE, INC
                              AMENDED AND RESTATED
                           1996 STOCK INCENTIVE PLAN
                     (AS AMENDED AND RESTATED MAY 4, 1999)

                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    -----
     1.    THE PLAN............................................................................................           1
     1.1   Purpose.............................................................................................           1
     1.2   Administration......................................................................................           1
     1.3   Participation.......................................................................................           2
     1.4   Shares Subject to the Plan..........................................................................           2
     1.5   Grant of Awards.....................................................................................           3
     1.6   Exercise of Awards..................................................................................           3
     1.7   Payment Forms.......................................................................................           3
     1.8   Cashless Exercises..................................................................................           3
     1.9   Award Period........................................................................................           4
     1.10  No Transferability; Limited Exception to Transfer Restrictions......................................           4
     1.11  Options Granted by Subsidiaries.....................................................................           4
     2.    OPTIONS.............................................................................................           4
     2.1   Grants..............................................................................................           4
     2.2   Option Price........................................................................................           5
     2.3   Option Period.......................................................................................           5
     2.4   Exercise of Options.................................................................................           5
     2.5   Limitations on Grant of ISOs........................................................................           5
     2.6   Limits on 10% Holders...............................................................................           5
     2.7   Option Repricing/Cancellation and Regrant/Waiver....................................................           5
     2.8   Options and Rights in Substitution for Stock Options Granted by Other Corporations..................           6
     3.    STOCK APPRECIATION RIGHTS...........................................................................           6
     3.1   Grants..............................................................................................           6
     3.2   Exercise of Stock Appreciation Rights...............................................................           6
     3.3   Payment.............................................................................................           6
     3.4   Limited Stock Appreciation Rights...................................................................           7
     4.    RESTRICTED STOCK AWARDS.............................................................................           7
     4.1   Grants..............................................................................................           7
     4.2   Restrictions and Rights.............................................................................           7
     4.3   Return to the Corporation...........................................................................           7
     5.    STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, DEFERRED PAYMENTS AND DIVIDEND
           EQUIVALENT RIGHTS...................................................................................           8
     5.1   Grants of Stock Bonuses.............................................................................           8
     5.2   Other Performance-Based Awards......................................................................           8
     5.3   Deferred Payments...................................................................................           9
     5.4   Dividend Equivalent Rights..........................................................................           9
     6.    STOCK UNITS.........................................................................................           9
     6.1   Grants..............................................................................................           9
     6.2   Other Provisions....................................................................................           9

                                                                                                                    PAGE
                                                                                                                    -----
     7.    NON-EMPLOYEE DIRECTOR OPTIONS.......................................................................          10
     7.1   Participation.......................................................................................          10
     7.2   Option Grants.......................................................................................          10
     7.3   Option Price........................................................................................          10
     7.4   Option Period and Exercisability....................................................................          10
     7.5   Termination of Directorship.........................................................................          11
     7.6   Adjustments; Acceleration; Termination..............................................................          11
     7.7   [Intentionally Omitted].............................................................................          11
     7.8   [Intentionally Omitted].............................................................................          11
     7.9   Non-Citizen Non-Employee Directors..................................................................          11
     8.    OTHER PROVISIONS....................................................................................          11
     8.1   Rights of Eligible Persons, Participants and Beneficiaries..........................................          11
     8.2   Adjustments; Acceleration; Possible Early Termination of Awards.....................................          11
     8.3   Termination of Employment...........................................................................          13
     8.4   Compliance With Laws................................................................................          14
     8.5   Tax Withholding.....................................................................................          14
     8.6   Amendment, Termination and Suspension...............................................................          14
     8.7   Privileges of Stock Ownership.......................................................................          15
     8.8   Effective Date of the Plan..........................................................................          15
     8.9   Term of the Plan....................................................................................          15
     8.10  Governing Law/Construction/Severability.............................................................          15
     8.11  Captions............................................................................................          16
     8.12  Non-Exclusivity of Plan.............................................................................          16
     9.    DEFINITIONS.........................................................................................          16
     9.1   Definitions.........................................................................................          16

                                POWER-ONE, INC.
                              AMENDED AND RESTATED
                           1996 STOCK INCENTIVE PLAN
                     (As Amended and Restated May 4, 1999)

1.  THE PLAN.

    1.1 PURPOSE. The purpose of this Power-One, Inc. Amended and Restated 1996 Stock Incentive Plan (referred to herein as the "Plan" and formerly known as the Power-One, Inc. 1996 Stock Incentive Plan) is to promote the success of the Company by providing equity incentives to attract, motivate and retain key personnel and to attract, motivate and retain experienced and knowledgeable non-employee directors. Capitalized terms are defined in Article 9.

    1.2  ADMINISTRATION.

        1.2.1 COMMITTEE. This Plan shall be administered by and all awards to Eligible Persons shall be authorized by the Committee, acting by a majority vote or by written consent of its members. The Committee may delegate ministerial, non-discretionary functions to third parties, including officers or employees of the Company, except as specifically provided in this Plan. Further, the Committee may delegate (i) to the Chief Executive Officer, for so long as such officer is a director, the ability to grant options of limited amount and in specific circumstances, as set forth in this Plan, or (ii) to the Board of Directors of any Subsidiary the ability to grant Options to a Non-Citizen Non-Employee Director in accordance with
    Section 7.9 of the Plan.

        1.2.2 POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

           (a) to determine from among those persons eligible the particular Eligible Persons who will receive Awards; provided that with respect to the grant of an option for not more than 10,000 shares to an individual who is not an officer or director, upon his or her first becoming an employee of the Company and in other extraordinary circumstances, the determination of an Eligible Employee may be made by the Chief Executive Officer of the Corporation, so long as such officer is serving as a director of the Corporation, and provided further that (i) the maximum number of shares that may be granted under stock options by such Chief Executive Officer is limited to 50,000 shares in every four month period,
       (ii) options granted by such officer only be granted pursuant to the standard and appropriate grant agreements of the Company, (iii) no grant be issued below Fair Market Value, and (iv) no grant be made retroactively.

           (b) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards; provided that with respect to the grant of an option for not more than 10,000 shares to an Eligible Employee who is not an officer or director upon his or her becoming an employee of the Company and in other extraordinary circumstances, all of the actions described in this paragraph may be exercised by the Chief Executive Officer of the Corporation, so long as such officer is serving as a director of the Corporation; and provided further that (i) the maximum number of shares that may be granted under stock options by such Chief Executive Officer is limited to 50,000 shares in every four month period, (ii) options granted by such officer only be granted pursuant to the standard and appropriate grant agreements of the Company, (iii) no grant be issued below Fair Market Value, and (iv) no grant be made retroactively. If such grants are made, such officer shall place a memorandum in the records of the Compensation Committee setting forth the names of the person being granted options, the number of options, and the date of grant. All such grants shall be communicated in writing to the Compensation Committee on a monthly basis.

           (c) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

           (d) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

           (e) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
       Section 8.6;

           (f) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum term of Awards under Section 1.9;

           (g) to determine the effect, in any, on a Participant's rights during or following a leave of absence; and

           (h) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes. Notwithstanding the foregoing, the provisions of Article 7 relating to Non-Employee Director Awards shall be automatic (except as provided therein) and, to the maximum extent possible, self-effectuating.

        1.2.3 BINDING DETERMINATIONS; RELIANCE. Any action taken by, or inaction of, the Corporation, the Board or the Committee relating to or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction. In making any determination or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of counsel, accountants and other experts or professional advisors to the Company and such determination shall be conclusive.

        1.2.4 COMMITTEE MEMBERSHIP. Subject to the requirements of the definition of Committee contained in Article 9, the Board may, at any time
    (a) change the number of members of the Committee, (b) remove from membership on the Committee all or any of its members, (c) fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise, or (d) change or assume the administration of this Plan.

        1.2.5 AWARDS TO COMMITTEE MEMBERS. Any Award issued to a member of the Committee (other than under Article 7) shall be subject to approval or ratification by the Board.

    1.3 PARTICIPATION. Awards other than under Article 7 may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards.

    1.4  SHARES SUBJECT TO THE PLAN.

        1.4.1 SHARES. Subject to the provisions of Section 8.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The Shares may be delivered for any lawful consideration.

           (a) AGGREGATE LIMIT. The maximum number of Shares subject to outstanding Awards granted to Eligible Persons under this Plan and available for additional Awards under this Plan shall equal 2,000,000 plus 20% of the difference between (i) the number of Shares outstanding on each December 31 beginning on December 31, 1997 and
       (ii) the largest number of Shares outstanding on any previous December 31; provided, however, that the above equation shall never result in a decrease in the maximum number of shares available under this Plan.

           (b) ISO LIMIT. The maximum number of Shares that may be delivered pursuant to ISOs granted to Eligible Persons under this Plan shall not exceed 1,000,000 Shares.

           (c) INDIVIDUAL LIMIT. The maximum number of Shares subject to those Options, Stock Appreciation Rights and other Awards payable in Shares or alternatively in Shares or cash that are granted during any calendar year to any one individual shall be limited to 500,000.

           (d) ADJUSTMENT. Each of the foregoing specific Share limits in this
       Section 1.4.1 shall be subject to adjustment as contemplated by Section
       1.4.2 and Section 8.2.

        1.4.2 CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. If any Option, Stock Appreciation Right, or other right to acquire Shares under or receive cash or Shares in respect of an Award lapses or terminates without having been exercised in full, or any Shares subject to a Restricted Stock Award or other Award do not vest or are not delivered, the unpurchased, unvested or undelivered Shares will again be available for purposes of this Plan. The foregoing sentence does not apply to any Shares withheld under
    Section 8.5.

    1.5 GRANT OF AWARDS. Subject to the express provisions of this Plan, the Committee, and only to the extent permitted by Section 1.2.2, the Chief Executive Officer of the Corporation, will determine the Eligible Persons to whom Awards will be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria that further define the terms of any performance-based award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth or may incorporate by reference the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. Unless a later date is specified by the Committee in the applicable Award Agreement, the grant of an Award is made on the Award Date.

    1.6 EXERCISE OF AWARDS. An exercisable Award will be deemed to be exercised when the Secretary of the Corporation receives an executed Exercise Agreement from the Participant, together with payment of any required Purchase Price in accordance with Section 1.7, 1.8, or 7.3, as the case may be. Awards of Shares are exercisable only for and payable only in whole shares. Fractional shares will be disregarded for all purposes under this Plan.

    1.7 PAYMENT FORMS. The Purchase Price of each Award (if any) must be paid in full at the time of each purchase in one or a combination of the following methods, to the extent authorized by the Committee or set forth in the Award
Agreement: (a) cash or cashier's check payable to the Corporation, (b) if the Committee approves, a Note, or (c) by Shares already owned by the Participant, subject to any conditions (including holding periods) that the Committee may impose. Any Shares delivered that were initially acquired upon exercise of an Award must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the Purchase Price or (if authorized by the Committee) applicable tax withholding will be valued at their Fair Market Value on the exercise or purchase date.

    1.8 CASHLESS EXERCISES. Award Agreements may also provide that an Option or similar right may be exercised and payment can be made by delivering a properly executed exercise notice to the Corporation, together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the Purchase Price and, unless otherwise provided by the Committee, any applicable tax withholding under
Section 8.5. The date of exercise will be deemed to be the date the Corporation receives the proceeds.

    1.9 AWARD PERIOD. Any Option, Stock Appreciation Right, or similar right shall expire and other Awards shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any right to payment of cash or delivery of stock that has vested pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

    1.10  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

        1.10.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.10, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

        1.10.2 EXCEPTIONS. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

        1.10.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.10.1 shall not apply to:

           (a) transfers to the Corporation,

           (b) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (c) transfers pursuant to a QDRO order if approved or ratified by the Committee,

           (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

           (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

    1.11  OPTIONS GRANTED BY SUBSIDIARIES.  Notwithstanding anything in this
Article 1 to the contrary, with respect to Options granted to a Non-Citizen Non-Employee Director by any Subsidiary pursuant to Section 7.9, the Board of Directors of such Subsidiary shall have all of the powers of the Committee specified in Section 1.2.2, and the Subsidiary and the Secretary thereof shall perform the responsibilities required to be performed by the Corporation and the Secretary of the Corporation contained in this Article 1.

2.  OPTIONS.

    2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Each Option granted shall be designated by the Committee as either a NQSO or an ISO, and such intent will be indicated in the Award Agreement. ISOs may be granted only to Eligible Persons who are employed by the

Corporation or a corporation that is a "parent" or "subsidiary" corporation within the meaning of Sections 424(e) and 424(f) of the Code, respectively.

    2.2 OPTION PRICE. The Purchase Price per Share covered by each Option shall be determined by the Committee at the time of the Award. In the case of ISOs the Purchase Price per Share must be at least 100% (110% in the case of persons described in Section 2.6) of the Fair Market Value of the Shares on the Award Date and in all cases shall not be less than the minimum consideration required under applicable law.

    2.3 OPTION PERIOD. Subject to Section 1.9, each Option will expire on a date determined by the Committee, but not later than 10 years after the Award Date, and will be subject to earlier termination as set forth in this Plan or the Award Agreement.

    2.4 EXERCISE OF OPTIONS. An Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter will remain exercisable until the earlier of the expiration or termination of the Option, or as otherwise set forth in this Plan or the related Award Agreement. At least 100 Shares must be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option.

    2.5  LIMITATIONS ON GRANT OF ISOS.

        2.5.1 $100,000 LIMIT. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as NQSOs. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an ISO.

        2.5.2 OTHER CODE LIMITS. ISOs may only be granted to employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code and shall include such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as defined in Section 422 of the Code.

    2.6 LIMITS ON 10% HOLDERS. No ISO may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the Purchase Price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.7  OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER.  Subject to Section
1.4 and Section 8.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article 2 by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

    2.8 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.  STOCK APPRECIATION RIGHTS.

    3.1 GRANTS. In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. A Stock Appreciation Right granted concurrently with the grant of another Award may extend to all or a portion of the Shares covered by the related Award. A Stock Appreciation Right will entitle the Participant to holds the related Award, upon exercise of the Stock Appreciation Right and surrender of the related Award, or portion thereof, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an ISO shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

    3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.

        3.2.1 EXERCISABILITY. Unless the Award Agreement or the Committee provides otherwise, a Stock Appreciation Right related to another Award shall be exercisable only at such time or times, and to the extent, that the related Award is exercisable.

        3.2.2 EFFECT ON AVAILABLE SHARES. Unless the Committee otherwise provides, to the extent that a Stock Appreciation Right is exercised, the number of Shares theretofore subject to a related Award shall be charged against the maximum number of Shares that may be issued pursuant to Awards. The number of Shares subject to the Stock Appreciation Right and the related Award will also be reduced by such number of shares. If a Stock Appreciation Right granted concurrently with an Award extends to fewer than all the Shares covered by the related Award, and if a portion of the related Award is subsequently exercised, the number of Shares subject to the unexercised Stock Appreciation Right will be reduced only to the extent that the remaining number of Shares covered by such related Award is less than the remaining number of Shares subject to the Stock Appreciation Right.

        3.2.3 INDEPENDENT STOCK APPRECIATION RIGHT. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the applicable Award Agreement.

    3.3  PAYMENT.

        3.3.1 AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

           (a) the difference obtained by subtracting the Purchase Price per share of Common Stock under the related Award (if applicable) or the initial base price or share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

           (b) the number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

        3.3.2 FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in Shares and partly in cash, on a current or deferred basis as may be authorized by the Committee, consistent with the terms of this Plan. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, or to use Shares to pay any applicable withholding taxes payable, any such election shall be subject to such conditions as the Committee may impose.

    3.4 LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.  RESTRICTED STOCK AWARDS.

    4.1 GRANTS. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.9. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

    4.2  RESTRICTIONS AND RIGHTS.

        4.2.1 PRE-VESTING RESTRAINTS. Except as provided in Sections 4.1 and 1.10, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

        4.2.2 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividends and voting rights for all Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that cease to be eligible for vesting.

        4.2.3 CASH PAYMENTS. If the Participant shall have paid cash or other property in respect of the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash or other property shall be returned (with or without an earnings factor) as to any restricted Shares that cease to be eligible for vesting.

    4.3 RETURN TO THE CORPORATION. Unless the Committee otherwise expressly provides, restricted shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation as therein provided.

5. STOCK BONUSES, OTHER CASH OR STOCK PERFORMANCE-BASED AWARDS, DEFERRED PAYMENTS AND DIVIDEND EQUIVALENT RIGHTS.

    5.1 GRANTS OF STOCK BONUSES. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus. Notwithstanding Section
1.9 and anything contained in Section 5.2 to the contrary, Awards pursuant to this Section 5.1 for past service need not include any minimum vesting requirement.

    5.2  OTHER PERFORMANCE-BASED AWARDS.

        5.2.1 GENERAL PROVISIONS. Without limiting the generality of the foregoing, and in addition to qualifying awards granted under other provisions of this Plan (i.e., Options or Stock Appreciation Rights granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Persons who are either salaried employees or officers ("Presumptively Qualifying Awards")), other cash or stock-related performance-based awards, including "performance-based" awards within the meaning of Section 162(m) ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, stock units, or Dividend Equivalent Rights, or other rights, whether or not related to stock values or appreciation, and whether payable in cash, Common Stock, or a combination thereof, may be granted under this Plan. If the Award (other than a Presumptively Qualifying Award) is intended as performance-based compensation under Section 162(m) and is not entitled to the benefits of
    Section 1.162-27(f) of the regulations thereunder, the vesting or payment thereof shall be based on the performance of the Company on a consolidated, segment, subsidiary, or division basis with reference to one or more of the following business criteria (the "criterion"): funds from operations, EBITDA, stock appreciation, total stockholder return, net earnings (before or after taxes), cash flow, return on equity or on assets or on net investment, or cost containment or reduction. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. To qualify Awards as performance-based under Section 162(m), the applicable business criteria and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the year (or before one-quarter of the performance measurement period has elapsed, if such period exceeds one year) and while the performance relating to such targets remains substantially uncertain within the meaning thereof. The applicable performance measurement period may not be less than one nor (except as provided in Section 1.9) more than 10 years. The Committee is not, however, limited to the grant of this type of performance-based awards.

        5.2.2 MAXIMUM AWARD. Grants or awards under this Section 5.2 may be paid in cash or Shares or any combination thereof. In no event shall grants of stock-related Awards made in any calendar year to any Eligible Employee under this Plan relate to more than 500,000 Shares. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to stock provide for payment of more than $5,000,000.

        5.2.3 COMMITTEE CERTIFICATION. Except as otherwise permitted to qualify as performance-based compensation under Section 162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the performance standard, target(s), and the other material terms of the Performance-Based Award were in fact satisfied.

        5.2.4 TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2, including the authority to reduce Awards, to determine payout schedules and the extent of vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. The Committee may provide that in the event a Participant terminates employment or service for any one or more reasons during any year, the Participant shall forfeit all rights to any Award for that year.

        5.2.5 ADJUSTMENTS FOR MATERIAL CHANGES. Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstances or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of
    Section 162(m) to qualify as performance-based compensation.

    5.3 DEFERRED PAYMENTS. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for the crediting of benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

    5.4 DIVIDEND EQUIVALENT RIGHTS. In its discretion, the Committee may grant to any Eligible Person Dividend Equivalent Rights concurrently with the grant of any Option, Restricted Stock, Stock Unit, or other stock-based Award, on such terms as set forth by the Committee in the Award Agreement. Dividend Equivalent Rights shall be based on all or part of the amount of dividends declared on Shares and shall be credited as of the dividend payment dates, during the period between the date of grant (or such later date as the Committee may set) and the date the stock-based Award is exercised or expires (or such earlier date as the Committee may set), as determined by the Committee. Dividend Equivalent Rights shall be payable in cash or Shares, or (to the extent permitted by law) may be subject to such conditions, not inconsistent with Section 162(m) (in the case of Options or Stock Appreciation Rights, or other Awards intended to satisfy its conditions with respect to deductibility), as may be determined by the Committee.

6.  STOCK UNITS.

    6.1 GRANTS. Subject to such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize a Stock Unit Award or the crediting of Stock Units pursuant to the terms of this Plan and any applicable deferred compensation plan maintained by the Corporation, permit an Eligible Person to irrevocably elect to defer or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Award under this Plan or any other stock option plan or deferred compensation plan of the Corporation. The specific terms, conditions and provisions relating to each Stock Unit grant or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable deferred stock Award Agreement and the applicable deferred compensation plan of the Company, in form substantially as approved by the Committee.

    6.2 OTHER PROVISIONS. The Committee shall determine, among other terms of a Stock Unit grant or Award, the form of payment of Stock Units, whether in cash, Shares, or other consideration (including any other Award) or any combination thereof, the valuation of the Stock Units or any non-cash payment for the purpose of the Award, and the applicable vesting and payout provisions of the Stock Units. The

Committee in the applicable Award Agreement or the relevant deferred compensation plan of the Company may permit the Participant to elect the form and time of payout of the vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

7.  NON-EMPLOYEE DIRECTOR OPTIONS.

    7.1 PARTICIPATION. Awards under this Article 7 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

    7.2  OPTION GRANTS.

        7.2.1 TIME OF INITIAL AWARD. Persons who are Non-Employee Directors in office at or immediately after a registration statement relating to the initial underwritten public offering of the Corporation's Common Stock is declared effective shall be granted without further action a NQSO to purchase 40,000 shares of Common Stock at an exercise price equal to the price to the public in such offering (the "Initial Options"). Thereafter, subject to Section 7.2.3, if any person who is not, immediately prior to his or her appointment or election, an officer or employee of the Company shall become a Non-Employee Director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a NQSO, the Award Date of which shall be the date such person takes office, to purchase 40,000 shares of Common Stock, unless the Board otherwise provides in advance of such appointment or election; PROVIDED HOWEVER, that grants of Options to Non-Employee Directors who are non-citizens and non-residents of the United States (a "Non-Citizen Non-Employee Director") shall not be automatic and shall be made in accordance with Section 7.9.

        7.2.2 SUBSEQUENT ANNUAL AWARDS. Subject to Section 7.2.3 and provided that the Non-Employee Director is then continuing in office, each Non-Employee Director shall be granted automatically (without any action by the Committee or the Board) a NQSO to purchase 10,000 shares of Common Stock immediately following each annual stockholders meeting during the term of this Plan commencing with the later of (i) the year 2001 or (ii) in the year in which the fourth anniversary of the Non-Employee Director's initial election or appointment to the Board occurs. The Award Date of each such NQSO shall be the date of the related annual stockholders meeting; PROVIDED HOWEVER, that grants of Options to Non-Citizen Non-Employee Directors shall not be automatic and shall be made in accordance with Section 7.9.

        7.2.3  MAXIMUM NUMBER OF OPTIONS/SHARES.  Grants pursuant to this
    Section 7.2 that would otherwise exceed the maximum number of shares under
    Section 1.4.1(a) shall be prorated within such limitation.

    7.3 OPTION PRICE. The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 7 shall be paid in full at the time of each purchase in cash or by check or in Shares valued at their Fair Market Value on the date of exercise of the Option, or partly in such Shares and partly in cash, provided that any Shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise unless the Board otherwise permits. In addition, an Option granted under this Article 7 may be exercised and payment can be made in accordance with the cashless exercise provisions contained in Section 1.8.

    7.4  OPTION PERIOD AND EXERCISABILITY.  Each Option granted under this
Article 7 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall first become exercisable at the rate of 25% per annum commencing on the first anniversary of the Award Date, with the additional vesting only on each of the next three anniversaries thereof, subject to Sections 7.5 and 7.6.

    7.5 TERMINATION OF DIRECTORSHIP. If a Non-Employee Director's services as a member of the Board terminate for any reason other than upon or because of an Event, any portion of an Option granted pursuant to this Article 7 which is not then exercisable shall terminate. Subject to Section 7.6, any portion of the Option which is then exercisable may be exercised for one year after the termination of service in the case of a termination because of death, Total Disability, or Retirement, or for three months after the date of termination of service in all other cases, and shall then terminate, but in no event may the Option be exercised after the expiration of the stated ten-year term of the Option. If a Non-Employee Director's services as a member of the Board terminate upon or because of an Event, an Option granted pursuant to this Article 7 and then held by such Participant may (as provided in or pursuant to Section 7.6) immediately become and, subject to Section 7.6, remain exercisable for three months after the date of such termination or until the expiration of the stated term of the Option, whichever first occurs, and shall then terminate.

    7.6  ADJUSTMENTS; ACCELERATION; TERMINATION.  Options granted under this
Article 7 will be subject to adjustments, acceleration, and termination as provided in Section 8.2, but only to the extent that such adjustment and any Board or Committee action in respect thereof in the case of an Event is effected pursuant to the terms of a reorganization agreement approved by the stockholders of the Corporation or is otherwise consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying Shares, with the effect on or rights offered to stockholders generally). To the extent that any Option granted under this Article 7 is not exercised prior to a dissolution of the Corporation or a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Plan can be) made for the assumption, conversion, substitution or exchange of the Option, the Option will terminate upon the occurrence of the event. The Participant, however, shall be entitled to the benefits of any alternative settlement of the Option in such circumstances, as contemplated by Section 8.2.

    7.7  [INTENTIONALLY OMITTED]

    7.8  [INTENTIONALLY OMITTED]

    7.9 NON-CITIZEN NON-EMPLOYEE DIRECTORS. Any Non-Citizen Non-Employee Director shall either be granted the same Options by the Committee as are granted to Non-Employee Directors, or the Committee or the Board shall authorize the Board of Directors of any Subsidiary to grant Options for the purpose and on terms and conditions that are substantially equivalent to those provided in Sections 7.2.1 and 7.2.2. If a
Subsidiary grants such Options, the Board of Directors of such Subsidiary shall have the right to change the vesting schedule of any such Options; provided that such Options shall not vest more quickly than 25% per year.

8.  OTHER PROVISIONS.

    8.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

        8.1.1 NO BINDING COMMITMENT. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to any Eligible Person or to Eligible Persons generally.

        8.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or any documents relating to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the services or employment of such person, with or without cause, but nothing in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

        8.1.3 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Award. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

    8.2  ADJUSTMENTS; ACCELERATION; POSSIBLE EARLY TERMINATION OF AWARDS.

        8.2.1 ADJUSTMENTS. If the outstanding Shares are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, spin off, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment will be made in the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, the Purchase Price of outstanding Awards, performance criteria under outstanding Awards (subject to Section 5.2 and 8.10.3) and the numerical share limits set forth in Section 1.4, 5.2.2 and
    Article 7. In any of such events, the Committee may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the Participants to realize the benefits intended to be conveyed with respect to the underlying shares on substantially the same terms as are available to stockholders generally.

        8.2.2 ACCELERATION OF AWARDS UPON CERTAIN EVENTS. Subject to the exceptions noted below, (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award shall immediately vest free of restrictions, (iii) each Award under Article 5 shall become payable to the Participant, and (iv) the number of Shares covered by each Stock Unit Account shall be issued to the Participant:

           (a) immediately prior to the occurrence of an Event, unless the Committee determines prior to such Event that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration; or

           (b) immediately prior to the termination by the Company of a Participant's employment or services for any reason other than for Cause
       (1) within two years after the occurrence of an Event with respect to which vesting has not been accelerated pursuant to Section 8.2.2(a), or
       (2) within 90 days prior to an Event and in express contemplation of the Event.

The Committee may override the limitations on acceleration in this Section 8.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code. Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

        8.2.3 POSSIBLE EARLY TERMINATION OF AWARDS. If any Option or other right to acquire Common Stock under this Plan (except as provided under Article 7 with respect to Non-Employee Director Awards) has been fully accelerated pursuant to Section 8.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in Section 8.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 8.2.1 involving an Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee or the Board (through a plan of reorganization approved by the Board or otherwise) for the survival, substitution, assumption, exchange or alternative settlement of the Option or right.

    8.3  TERMINATION OF EMPLOYMENT.

        8.3.1  OPTIONS.

           (a) Any Option, to the extent not exercised, will terminate and become null and void upon a Participant's termination of employment or services with the Company, except as set forth in this Section 8.3 or otherwise expressly provided in the Award Agreement. All Options shall be subject to earlier termination under Section 2.3, and any and all rights under an Option, to the extent not exercised or vested, will expire immediately upon a Participant's termination of employment or services with the Company for Cause. The Committee shall be the sole judge of Cause.

           (b) Unless otherwise expressly provided in the Award Agreement, a Participant will have the following time periods to exercise Options to the extent they are exercisable on the date of the Participant's termination of employment or services with the Company:

               (1) If the Participant's employment or services with the Company terminates by any reason other than death, Total Disability or Cause, the Participant will have 90 days after the date of such termination to exercise any Option;

               (2) If the Participant's employment or services with the Company is terminated for Cause, the Option shall lapse immediately upon such termination.

               (3) If the Participant's employment or services with the Company terminates by reason of Total Disability, or if the Participant suffers a Total Disability within 90 days after a termination of service described in Section 8.3.1(b)(1), the Participant or the Participant's Personal Representative, as the case may be, will have 180 days after the date of Total Disability (or, if earlier, date of termination), to exercise any Option;

               (4) If the Participant dies while employed by or while performing services to the Company, or within 90 days after a termination of service described in Section 8.3.1(b)(1) or 8.3.1(b)(3) above, the Participant's Beneficiary may exercise, at any time within 180 days after the date of the Participant's death (or, if earlier date of termination) any Option.

        8.3.2 STOCK APPRECIATION RIGHTS. Each Stock Appreciation Right granted concurrently with an Award will have the same termination provisions and exercisability periods as the related Award. The termination provisions and exercisability periods of any Stock Appreciation Right granted independent of an Award will be established by the Committee.

        8.3.3 RESTRICTED STOCK AWARDS AND AWARDS UNDER ARTICLE 5. If a Participant's employment or services terminates for any reason, (a) Shares subject to the Participant's Restricted Stock Award will be terminated in accordance with the related Award Agreement to the extent such Shares have not become vested on the date of such termination; and (b) any Award granted to the Participant under Article 5 will be terminated in accordance with the related Award Agreement to the extent such Award has not become vested or payable on the date of such termination.

        8.3.4 STOCK UNITS. Each Deferred Stock Alternative Exercise Agreement or other Award Agreement in respect of Stock Units shall include the applicable benefit distribution and termination provisions for the grant or Award and shall specify the form of payment and may incorporate (to the extent applicable) any terms of this Plan, another Award and/or any other deferred compensation plan under which it is governed.

        8.3.5 ADJUSTMENTS TO EXERCISABLE PORTION. Notwithstanding the foregoing, if a Participant's employment or services with the Company terminates for any reason other than for Cause, the Committee may increase the portion of a Participant's Award exercisable to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, and extend the applicable periods of exercise, upon such terms as the Committee determines.

        8.3.6 EFFECT OF CESSATION OF SUBSIDIARY STATUS. If an entity ceases to be a Subsidiary, such action will be deemed for purposes of this Plan to be a termination of services or employment of each Eligible Person of that entity who does not continue as an Eligible Person of the Corporation or another Subsidiary.

    8.4 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money or other benefits under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the judgment of the Committee, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    8.5  TAX WITHHOLDING.

        8.5.1 CASH OR SHARES. Upon any exercise, vesting, or payment of any Award or upon the disposition of Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment in cash or by cashier's check payable to the Corporation of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may, in its sole discretion and at the time of the Award or thereafter, either require the Participant or grant to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

        8.5.2 TAX LOANS. The Corporation may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 8.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish and such loan need not comply with the provisions of a "Loan" defined in Section 9.1.

    8.6  AMENDMENT, TERMINATION AND SUSPENSION.

        8.6.1 AMENDMENT, TERMINATION AND SUSPENSION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        8.6.2 STOCKHOLDER APPROVAL. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

        8.6.3 AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

        8.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 8.2 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

    8.7 PRIVILEGES OF STOCK OWNERSHIP. A Participant will not be entitled to the privilege of stock ownership as to any Shares not actually issued to the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the date of issue.

    8.8 EFFECTIVE DATE OF THE PLAN. This Plan was originally effective as of February 23, 1996 and was amended and restated as of May 4, 1999. The Plan was originally approved by the stockholders of the Corporation on September 30, 1997.

    8.9 TERM OF THE PLAN. Except as permitted by Section 1.9, no Award shall be granted under this Plan after February 22, 2006 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award or defer payment of a vested Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

    8.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

        8.10.1 CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

        8.10.2 SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        8.10.3  PLAN CONSTRUCTION.

           (a) It is the intent of the Corporation that transactions in and affecting Awards in the case of an Eligible Person or Participant who is or may be subject to Section 16 of the Exchange Act (a "Section 16 Person") satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent practicable shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

           (b) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section
       5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m), and this Plan shall be interpreted consistent with such intent.

    8.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference.

    8.12 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.  DEFINITIONS.

    9.1  DEFINITIONS.

        "AWARD" means an award of any Option (which may be designated as a NQSO or an ISO and which may include as an incident thereto Stock Units), Stock Appreciation Right, Stock Unit, Restricted Stock, Stock Bonus, Deferred Stock Alternative, Performance-Based Award, Dividend Equivalent Rights, or deferred payment right, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        "AWARD AGREEMENT" means a written agreement, approved by the Committee, setting forth the terms of an Award.

        "AWARD DATE" means the date upon which the Committee takes the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 7, the applicable date set forth therein.

        "BENEFICIARY" means the person, persons, trust, or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        "BOARD" means the Board of Directors of the Corporation.

        "CAUSE" means a determination by the Committee that the Participant: (a) has committed a material breach of the Participant's duties and responsibilities (other than as a result of incapacity due to a Total Disability); or (b) has been convicted of a felony, or entered a plea of guilty or nolo contendre with respect to such a crime; or (c) has violated any fiduciary duty or duty of loyalty owed to the Company; or (d) has been generally incompetent or grossly negligent in the discharge of the Participant's duties and responsibilities; or (e) has engaged or is engaging in immoderate use of alcoholic beverages or narcotics or other substance abuse; or (f) has violated in any material respect any of the Company's established employment policies in effect from time to time.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMISSION" means the Securities and Exchange Commission.

        "COMMITTEE" means the Compensation Committee appointed by the Board and consisting of two or more Board members or such greater number as may be required under applicable law. In the absence of such appointment, the Board shall be the Committee. Each of the members of the Committee, in respect of any decision at a time when the Eligible Person affected by the decision may be (or, in the Committee's judgment is likely to become) subject to Section 162(m), shall be an "outside director" within the meaning of Section 162(m) if the subject Award is intended as a performance-based award for purposes of that section. In acting on any transaction with or for the benefit of a
    Section 16 Person, each acting member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, unless the Committee's action is approved or ratified by the Board in advance of the effective time of the action.

        "COMMON STOCK" means the Common Stock of the Corporation.

        "COMPANY" means, collectively, the Corporation and its Subsidiaries or the Corporation or any Subsidiary, as the context requires.

        "CORPORATION" means Power-One, Inc., a Delaware corporation, and its successors.

        "DEFERRED STOCK ALTERNATIVE" mean a deferred payment alternative payable in Shares or cash or other consideration, as determined by the Committee, based on the number of Stock Units credited to a Participant's Stock Unit Account.

        "DIVIDEND EQUIVALENT RIGHT" means a right authorized under Section 5.4 of this Plan.

        "ELIGIBLE PERSON" means (subject to applicable limits under the Code in the case of ISOs) (a) an officer, director, or key employee of the Company, or (b) any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected by the Committee as an Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offer and sale of shares issuable under this Plan by the Corporation or (y) the Corporation's compliance with any other applicable laws.

        "EVENT" means any of the following:

           (a) the dissolution or liquidation of the Corporation;

           (b) approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which 50% or more of the outstanding voting securities of either the surviving or resulting entity or its parent, as the case may be, immediately after the reorganization are not and will not be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

           (c) approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets as an entirety to a person or entity that is not a Subsidiary;

           (d) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder, and (2) any person or entity (including any successor) that is a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the Corporation as of August 31,

       1997), becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

           (e) during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board and (without duplication in the case of successors) persons whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-fourths of the Board members then still in office cease to constitute as least a majority of the Board.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "EXERCISE AGREEMENT" means a written agreement, approved by the Committee, setting forth the terms for the exercise of an Award.

        "FAIR MARKET VALUE" on any date shall mean:

           (a) if the Shares are publicly traded: (1) if the Shares are listed or admitted to trade on a national securities exchange, the closing price of the Shares on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Shares are so listed or admitted to trade, on such date, or, if there is no trading of the Shares on such date, then the closing price of the Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; (2) if the Shares are not listed or admitted to trade on a national securities exchange, the last price for the Shares on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the Shares are not listed or admitted to trade on a national securities exchange and are not reported on the National Market Reporting System, the mean between the bid and asked price for the Shares on such date, as furnished by the NASD or a similar organization; or

           (b) if the Shares are NOT publicly traded or the NASD or a similar organization does not furnish the mean between the bid and asked prices for the Shares on such date, the fair market value of a Share as determined by the Committee in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

        "ISO" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions and is made under such circumstances and to such persons as may be necessary to comply with that section.

        "NQSO" means an Option that is designated as a nonqualified stock option and shall include any Option intended to be an ISO that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

        "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

        "NON-EMPLOYEE DIRECTOR PARTICIPANT" means a Non-Employee Director who holds an outstanding Award under the provisions of Article 7.

        "NOTE" means a promissory note approved by the Committee evidencing a loan from the Corporation to the Eligible Person of an amount equal to the Purchase Price of an Award. Any Note shall be subject to the following terms:

           (a) The principal of the Note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of such Award, and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

           (b) The term of the Note, including extensions, shall not exceed ten
       (10) years.

           (c) The note shall provide for full recourse to the Participant.

           (d) The Note shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code.

           (e) The unpaid balance of the Note shall become due and payable on the tenth day after the termination of employment or service of a Participant; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

           (f) If required by the Committee or by applicable law, the Note shall be secured by a pledge of any Shares or Awards financed thereby (and other collateral if required by the Committee).

           (g) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Commission and the Federal Reserve Board, as then in effect.

        "OPTION" means an option to purchase Shares granted under this Plan. The Committee shall designate any Option granted to any Eligible Person as a NQSO or an ISO.

        "PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director Participant who has been granted an Award under Article 7 of this Plan.

        "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive the benefits under this Plan and who shall have become the legal representative of the Participant.

        "PURCHASE PRICE" means the exercise or purchase price, if any, payable by the Participant to the Corporation upon exercise of an Award in accordance with the applicable Award Agreement, Exercise Agreement, and the terms of this Plan; provided, however, that such exercise price shall not be less than the minimum lawful consideration required under applicable state law.

        "RESTRICTED STOCK" means Shares awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such Shares remain unvested under the terms of the applicable Award Agreement.

        "RESTRICTED STOCK AWARD" means an Award of Restricted Stock made pursuant to Article 4.

        "RETIREMENT" means retirement from employment by, or providing services to, the Corporation or any Subsidiary which occurs, in the case of employees, at or after the Company's normal retirement age and in accordance with the retirement policies of the Company then in effect or, in the case of a

    Non-Employee Director, a retirement or resignation as a director after age 65 or after at least 15 years of service as a director.

        "RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

        "SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

        "SECTION 162(M)" means Section 162(m) of the Code.

        "SECURITIES ACT" means the Securities Act of 1933, as amended form time to time.

        "SHARES" means shares of the Corporation's Common Stock.

        "STOCK APPRECIATION RIGHT" means a right authorized under this Plan to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount of or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

        "STOCK BONUS" means an Award of Shares granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

        "STOCK UNIT" means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of the Corporation's Common Stock (subject to adjustment) solely for purposes of this Plan.

        "STOCK UNIT ACCOUNT" means the bookkeeping account maintained by the Corporation on behalf of each Participant who is credited with Stock Units in accordance with Article 6, which account may be payable in cash, Shares and/or other consideration, as the Committee may determine.

        "SUBSIDIARY" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

        "TOTAL DISABILITY" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions, or conditions as the Committee by rule may include.

                                                                       EXHIBIT A

                                POWER-ONE, INC.
                               ELIGIBLE DIRECTOR
                      NONQUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT dated as of the       day of             ,       , between
Power-One, Inc., a Delaware corporation (the "Corporation"), and
(the "Director").

                              W I T N E S S E T H

    WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Power-One, Inc. Amended and Restated 1996 Stock Incentive Plan, as amended (the "Plan").

    WHEREAS, pursuant to Article 7 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not an incentive stock option within the meaning of Section 422 of the Code.

    NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

    1.  OPTION GRANT.  This Agreement evidences the grant to the Director, as of
            ,       (the "Option Date"), of an Option to purchase an aggregate
of       shares of Common Stock, par value       per share, under Section 7.2 of
the Plan, subject to the terms and conditions and to adjustment as set forth herein or in the Plan.

    2. EXERCISE PRICE. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below and to the extent exercisable) all or
any part of the Option shares at a price per share of $      , which amount
represents the Fair Market Value of the shares on the Option Date.

    3. OPTION EXERCISABILITY AND TERM. The Option shall first become and remain exercisable as to 25% of the Option shares on the first anniversary of the Option Date, and as to an additional 25% of the Option shares on each of the next three anniversaries of that date, in each case subject to adjustment, acceleration, and termination under Section 7.6 of the Plan. The Option shall
terminate             ,       , unless earlier terminated in accordance with the
terms of the Plan.

    4. SERVICE AND EFFECT OF TERMINATION OF SERVICE. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Certificate of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 7.5 of the Plan.

    5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          POWER-ONE, INC.
                                          (a Delaware corporation)
                                          By
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                          Optionee Director
                                          --------------------------------------
                                          (Signature)

                                          --------------------------------------
                                          (Print Name)

                                          --------------------------------------
                                          (Address)

                                          --------------------------------------
                                          (City, State, Zip Code)

                               CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Stock Option Agreement by
Power-One, Inc., I,             , the spouse of the Director therein named, do
hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:             , 19  .

                                          --------------------------------------
                                          (Signature of Spouse)

A /X/     PLEASE MARK YOUR
          VOTES AS INDICATED
          IN THIS EXAMPLE


1.   Election of Director      FOR / /    WITHHOLD AUTHORITY / /

NOMINEES: Class II Director:
          Hanspeter Brandli

For, except vote withheld for the following nominees:

_______________________________________________________

2. Proposal to ratify the Appointment of Deloitte & Touche LLP as the Independent Auditors for the Company.

        FOR / /      AGAINST / /      ABSTAIN / /

3. Proposal to approve the Company's Amended and Restated 1996 Stock Incentive Plan.

        FOR / /      AGAINST / /      ABSTAIN / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2,3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.


--------------------------------------   --------------------------------------
(SIGNATURE)                              (SIGNATURE, IF HELD JOINTLY)

Dated _____________, 1999

NOTED: Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                   POWER-ONE, INC.

                                        PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement, hereby appoints the President and Chief Executive Officer, Steven J. Goldman, and the Chief Financial Officer, Eddie K. Schnopp, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse, all common shares of Power-One, Inc. held of record by the undersigned on March 25, 1999, at the Annual Meeting of Stockholders to be held on Tuesday, May 4, 1999 at the Radisson Hotel, located at 30100 Agoura Road, Agoura Hills, California at 10:00 a.m. Los Angeles time, and at any adjournment thereof.


                              (CONTINUED ON OTHER SIDE)